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                                                                    EXHIBIT 99.1

                                   [HCC LOGO]

                         HCC PRICES SECONDARY OFFERING

HOUSTON, TEXAS (March 1, 2001)... Stephen L. Way, Chairman and Chief Executive Officer of HCC INSURANCE HOLDINGS, INC. (NYSE: HCC) announced that it had priced a public offering of its common stock. HCC will offer 6,000,000 shares of common stock at a price of $23.35 per share and has granted the underwriters an over-allotment option to purchase up to an additional 900,000 shares of common stock. All of the shares are being offered by HCC.

The closing of the offering is expected to occur on March 6, 2001 and is subject to customary closing conditions. The shares of common stock will be sold pursuant to HCC's shelf registration statement covering the issuance from time to time of $300 million of various securities of HCC. The net proceeds of the offering will be used to repay the Company's revolving line of credit and for general corporate purposes.



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A shelf registration statement relating to the shares was previously declared effective on October 27, 2000, by the Securities and Exchange Commission. The shares may be offered only by means of a prospectus, including a prospectus supplement. A copy of the prospectus may be obtained from Salomon Smith Barney, Lehman Brothers, Raymond James & Associates, Inc. and William Blair & Company.

HCC is an international insurance holding company with assets exceeding $2.7 billion and whose shares are traded on the NYSE (symbol: HCC) with a market capitalization of over $1.1 billion. HCC is rated AA (Very Strong) by Standard & Poor's and A+ (Superior) by A. M. Best Company.

Contact: Frank J. Bramanti, Executive Vice President, or
         L. Byron Way, Vice President, at
         HCC Insurance Holdings, Inc. (713) 690-7300

This press release contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate may occur in the future, including such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our businesses and operations, plans and references to future successes may be considered forward-looking statements. Also, when we use words such as "anticipate," "believe,"


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"estimate," "expect," "intend," "plan," "probably" or similar expressions, we are making forward-looking statements. Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included in this press release, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release may not occur.


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